[logo] PRUDENTIAL          DISCOVERY CHOICE(SM) VARIABLE ANNUITY
                                                     APPLICATION

PRUDENTIAL ANNUITY SERVICE CENTER
PO Box 14200
New Brunswick, NJ 08906-4200

                     Application for a Flexible Payment Variable Deferred Annuity Contract to the Pruco Life Insurance Company of New Jersey, Newark, NJ 07102, a stock company subsidiary of The Prudential Insurance Company of America

PLEASE PRINT USING BLUE OR BLACK INK
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[1]OWNER          [ ]Individual  [ ]Corporation  [ ]Trust  [ ]Other
   INFORMATION                                                   ---------------
                  First Name/Trustee(s)    MI.     Last Name

                  ---------------------    ----    -----------------------------
                  Name of Trust/Corporation/Other (if applicable)

                  --------------------------------------------------------------
                  Street

                  --------------------------------------------------------------
                  City                                      State   Zip Code

                  ---------------------------------------   ----    ----- - ----
                  SS#/TIN(Tax Iden- Date of Birth     Area Code Telephone Number
                  tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
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[2]JOINT OWNER    THE OWNER AND JOINT OWNER OF A CONTRACT, WHO ARE NOT SPOUSES
   (if any)       OF EACH OTHER, MAY INCUR GIFT AND OTHER TAXES WITH RESPECT
Not applicable    TO THE CONTRACT THAT WOULD NOT OTHERWISE BE INCURRED IF THE
to IRAs.          OWNER AND JOINT OWNER WERE MARRIED TO EACH OTHER. UNMARRIED
If Joint Owner    PERSONS WHO WISH TO OWN THE CONTRACT JOINTLY SHOULD CONSULT
is elected, he/   WITH THEIR TAX ADVISOR.
she must be
listed as the     First Name/Trustee(s)    MI.     Last Name
Primary Bene-
ficiary. See      ---------------------    ----    -----------------------------
Section 5a.       Street

                  --------------------------------------------------------------
                  City                                      State   Zip Code

                  ---------------------------------------   ----    ----- - ----
                  SS#/TIN(Tax Iden- Date of Birth
                  tification No.)   (mo., day, year)  Area Code Telephone Number

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
 Check all that   Male Female  Citizen Alien     Alien
         apply:   [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
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[3]ANNUITANT      First Name/Trustee(s)    MI.     Last Name
Complete this
section if the    ---------------------    ----    -----------------------------
Annuitant is      Street
not the Owner,
or if there is a  --------------------------------------------------------------
non-natural       City                                      State   Zip Code
owner (e.g.,
trust or          ---------------------------------------   ----    ----- - ----
corporation).
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ORD98476-99 New York                                                  ED 10/1999

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[3]ANNUITANT      SS#/TIN(Tax Iden- Date of Birth     Area Code Telephone Number
  (continued)     tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                                U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
================================================================================
[4]CO-ANNUITANT   First Name               MI.     Last Name
(if any)
Do not complete   ---------------------    ----    -----------------------------
this section if   Street
opening an IRA.
                  --------------------------------------------------------------
                  City                                      State   Zip Code

                  ---------------------------------------   ----    ----- - ----
                  SS#TIN(Tax Iden-  Date of Birth     Area Code Telephone Number
                  tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
================================================================================
[5a]BENEFICIARY   Full Name (first, middle initial, last), or Name of Trust,
If jointly owned, Corporation or Entity
the Joint Owner
is always the     --------------------------------------------------------------
sole primary      Relationship To Owner    SS#TIN (Tax Identifi-   PRIMARY CLASS
beneficiary.                               cation No.)             [X]
                  ---------------------
If you need more                           ---------------------
space, please     Full Name (first, middle initial, last), or Name of Trust,
enter the         Corporation or Entity
additional
                  --------------------------------------------------------------

name(s) and       Relationship To Owner    SS#TIN (Tax   Choose one:  PRIMARY
relationship(s)                            Identifica-                CLASS [ ]
in the "Client's  ---------------------    tion No.)                  SECONDARY
Additional                                                            CLASS [ ]
Remarks". See                              ---------------------
Section 10.       Full Name (first, middle initial, last), or Name of Trust,
                  Corporation or Entity

                  --------------------------------------------------------------

                  Relationship To Owner    SS#TIN (Tax   Choose one:  PRIMARY
                                           Identifica-                CLASS [ ]
                  ---------------------    tion No.)                  SECONDARY
                                                                      CLASS [ ]
                                           ---------------------
================================================================================
[5b]DEATH    Please
    BENEFIT  choose one:    [ ]Basic Death Benefit   [ ]Enhanced Death Benefit
================================================================================
[6]TYPE OF PLAN   Please choose one:     [ ]Non-Qualified  [ ]Traditional IRA
                  [ ]Roth IRA/Custodial  [ ]Custodial Acct.
================================================================================
[7]SOURCE OF                                                        Amount
   FUNDS
Minimum of        NON-QUALIFIED: [ ]1035 Exchange                  $---------.--
$10,000.                         [ ]Check - payable to PRUDENTIAL

                  IRA:           [ ]IRA Rollover  [ ]Direct Rollover
                                 [ ]IRA Transfer

                                 [ ]Roth Conversion IRA (Establishment
                                    Date*              )
                                    *This is the date you originally converted from a traditional IRA to a Roth Conversion IRA (if omitted, the current tax year will be used). Required for IRA 5 - year holding period requirement.

                                 Estimated Amount

                                 $----------.--
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ORD98476-99 New York                                                  ED 10/1999

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[7]SOURCE OF
   FUNDS
(continued)
                                 [ ]IRA Regular Contribution**
                                 [ ]Roth IRA Regular Contribution**
                                 **If making a contribution, please choose ONLY one:

                                If making regular contributions for current and/ or previous year(s):

                                $--------.--  Yr.---- $--------.--  Yr.----

                  I UNDERSTAND THAT A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE REPORTED TO THE IRS.

                  IF YOU ARE TURNING 70-1/2 THIS CALENDAR YEAR, PLEASE ENCLOSE
                  THE MINIMUM DISTRIBUTION UNDER AN INDIVIDUAL RETIREMENT
                  ANNUITY (IRA) FORM (ORD78296).
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[8]PURCHASE       MONEY MARKET PORTFOLIO
   PAYMENT
   ALLOCATION       Prudential Money Market Portfolio (MMKT)     ------%
Please write in
what % of your    BOND PORTFOLIOS
payment you
want to allocate    Prudential Diversified Bond Portfolio (BOND) ------%
to the following
options. The        Prudential High Yield Bond Portfolio (HYLD)  ------%
total must equal
100%. You must    BALANCED PORTFOLIO
initial any
changes.            Prudential Diversified Conservative         ------%
                        Growth Portfolio (DCGRW)

                  GROWTH & INCOME PORTFOLIOS

                    Prudential Equity Income Portfolio (HIDV)    ------%

                    Prudential Stock Index Portfolio (STIX)      ------%

                    AIM V.I. Growth & Income Fund (AIMGRI)       ------%

                    American Century VP Value (AMCVAL)           ------%

                    T. Rowe Price Equity Income Portfolio        ------%
                        (TREQST)

                  GROWTH PORTFOLIOS

                    Prudential 20/20 Focus Portfolio (FOCUS)     ------%

                    Prudential Equity Portfolio (STOCK)          ------%

                    Prudential Jennison Portfolio (GROWTH)       ------%

                    AIM V.I. Value Fund (AIMVAL)                 ------%

                    Janus Aspen Series Growth Portfolio          ------%
                        (JANGRW)

                    MFS Research Series (MFSRSR)                 ------%

                    OpCap Advisors OCC Accumulation Trust        ------%
                        Managed Portfolio (OPPMAN)

                  AGGRESSIVE GROWTH PORTFOLIOS

                    Prudential Small Capitalization Stock        ------%
                        Portfolio (SCAP)

                    Franklin Small Cap Investments Fund -        ------%
                        Class 2 (FTSMCP)

                    MFS Emerging Growth Series (MFSEMG)          ------%

                    OpCap Advisors OCC Accumulation Trust        ------%
                        Small Cap Portfolio (OPPSMC)

                    Warburg Pincus Post-Venture Capital          ------%
                        Portfolio (WARVCP)

                  INTERNATIONAL STOCK PORTFOLIOS

                    Prudential Global Portfolio (GLEQ)           ------%

                    Janus Aspen Series International Growth      ------%
                        Portfolio (JANINT)

                    T. Rowe Price International Stock Portfolio  ------%
                        (TRINST)

                    TOTAL                                        100%
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[9]REPLACEMENT    Will the proposed contract replace any existing insurance or
   AND            annuity contract(s)?            [ ]Yes    [ ]No
   AGGREGATION
This section must If yes, provide the following information for each contract(s)
be completed.     and enclose all applicable Prudential disclosure and state if you need more  replacement forms:
space, please
enter the         Company Name                            Policy/Contract Number
additional
information in    ------------------------------------    ----------------------
the "Client's     Year of Issue      Plan
Additional
Remarks." See     -------------      -----------------
Section 10.
                  Did you purchase a non-qualified annuity from Prudential or an affiliated company this calendar year? If yes, list contract
                  number and plan:                        [ ]Yes  [ ]No

                  Company Name                            Policy/Contract Number

                  ------------------------------------    ----------------------
                  Year of Issue      Plan

                  -------------      -----------------
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ORD98476-99 New York                                                  ED 10/1999

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[10]SIGNATURES    If applying for an IRA or Roth IRA/Custodial, the Owner
                  acknowledges receiving a "Questions and Answers on Individual Retirement Annuities" booklet and understands that he or she will be given a financial disclosure statement with the contract. The Owner understands that tax deferral is provided by the IRA, and acknowledges that he or she is purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the death benefit protection, the ability to transfer among investment options without sales or withdrawal charges and other features as described in the prospectus.

                  No representative can make or change a contract or waive any of the company's rights or requirements.

                  The Owner(s) believes this contract meets his/her needs and financial objectives. The Owner(s) further (1) understands that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount; (2) acknowledges receipt of the current prospectus for the contract applied for and the variable investment options.

                  [ ]If this contract has a Joint Owner, please check this box to authorize Prudential to act on the instruction(s) of either the Owner or Joint Owner with regard to transactions under the contract.

                  If the Owner is a Trust, please complete the Non-Natural Person Statement and Agreement Form (ORD78272).

                  Client's Additional Remarks

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Signed at
                           ---------------------------    ----------------------
                           City, State                    Date
                           X                              X
                           ---------------------------    ----------------------
                           Owner's Signature (Individual, Joint Owner's Signa-
                           Corporation, Trust)            ture (if applicable)
                           X                              X
                           ---------------------------    ----------------------
                           Annuitant's Signature          Co-Annuitant's Sig-
                                                          nature (if applicable)
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[11]REPRE-        Do you have, from any source, facts that any person named as
    SENTATIVE'S   Owner or Joint Owner above is replacing or changing any
    SIGNATURE     current insurance or annuity in any company? If Yes, provide
                  details below.                          [ ]No  [ ]Yes

                  This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information furnished and as reviewed with the applicant.

                  The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge.
                                                 Representative
                  -----------------------------  Contract Number ---------------
                  Name (Print)
                  X                              Financial
                  -----------------------------  Adviser Number  ---------------
                  Signature

                  -----------------------------  ---------------- --------------
                  Branch/Field Office Name       Branch/Field     Telephone No.
                                                 Office Code

                                                 2nd Representative/FA
                  -----------------------------  Contract Number
                                                                  --------------
                  Second Representative/FA Name
                  (if any) (Print)               Pre-assigned Contract
                  X                              Number (If any.)
                  -----------------------------                   --------------

                  Second Representative/FA Signature
                  Representative's Additional Remarks

                  --------------------------------------------------------------
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                  MAIL TO:  PRUDENTIAL ANNUITY SERVICE CENTER
                            PO BOX 14200
                            NEW BRUNSWICK, NJ 08906-4200

                OVERNIGHT:  PRUDENTIAL ANNUITY SERVICE CENTER 30
                            COLUMBUS CIRCLE EDISON, NJ 08837

                QUESTIONS?  CLIENTS CALL (888) 778-2888 (TOLL FREE)
                            AGENTS CALL (800) 843-4124,
                            FINANCIAL ADVISORS CALL (877) 321-5463

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ORD98476-99 New York                                                  ED 10/1999